Provisions	12 Months Ended
Dec. 31, 2022
Provisions [abstract]
Provisions	Provisions
a) Breakdown
The detail of Provisions in the consolidated balance sheets is as follows:

EUR million
	2022	2021	2020
Provision for pensions and other obligations post-employments	2,392	3,185	3,976
Other long term employee benefits	950	1,242	1,751
Provisions for taxes and other legal contingencies	2,074	1,996	2,200
Contingent liabilities and commitments (note 2)	734	733	700
Other provisions	1,999	2,427	2,225
Provisions	8,149	9,583	10,852
b) Changes
The changes in 'Provisions' in the last three years were as follows:

EUR million
	2022
	Post employment plans	Long term employee benefits	Contingent liabilities and commitments	Other provisions	Total
Balances at beginning of year	3,185	1,242	733	4,423	9,583
Incorporation of Group companies, net	—	—	—	—	—
Additions charged to income	128	69	(27)	1,876	2,046
Interest expense (note 39)	73	27	—	—	100
Staff costs (note 46)	57	8	—	—	65
Provisions or reversion of provisions	(2)	34	(27)	1,876	1,881
Addition	10	105	618	3,484	4,217
Release	(12)	(71)	(645)	(1,608)	(2,336)
Other additions arising from insurance contracts linked to pensions	(33)	—	—	—	(33)
Changes in value recognised in equity	242	—	—	—	242
Payments to pensioners and pre-retirees with a charge to internal provisions	(229)	(363)	—	—	(592)
Insurance premiums paid	(3)	—	—	—	(3)
Payments to external funds	(451)	—	—	—	(451)
Amounts used	—	—	—	(2,817)	(2,817)
Transfer, exchange differences and other changes	(447)	2	28	591	174
Balances at end of year	2,392	950	734	4,073	8,149

EUR million
	2021					2020
	Post employment plans	Long term employee benefits	Contingent liabilities and commitments	Other provisions	Total	Post employment plans	Long term employee benefits	Contingent liabilities and commitments	Other provisions	Total
Balances at beginning of year	3,976	1,751	700	4,425	10,852	6,358	1,382	739	5,508	13,987
Incorporation of Group companies, net	—	—	—	—	—	(5)	—	(1)	(2)	(8)
Additions charged to income	100	101	29	2,748	2,978	(217)	782	50	1,934	2,549
Interest expense (note 39)	78	13	—	—	91	84	11	—	—	95
Staff costs (note 46)	67	6	—	—	73	69	7	—	—	76
Provisions or reversion of provisions	(45)	82	29	2,748	2,814	(370)	764	50	1,934	2,378
Addition	21	154	473	3,065	3,713	6	787	490	2,258	3,541
Release	(66)	(72)	(444)	(317)	(899)	(376)	(23)	(440)	(324)	(1,163)
Other additions arising from insurance contracts linked to pensions	(8)	—	—	—	(8)	2	—	—	—	2
Changes in value recognised in equity	(1,705)	—	—	—	(1,705)	547	—	—	—	547
Payments to pensioners and pre-retirees with a charge to internal provisions	(201)	(605)	—	—	(806)	(303)	(408)	—	—	(711)
Benefits paid due to settlements	—	—	—	—	—	(1,551)	—	—	—	(1,551)
Insurance premiums paid	—	—	—	—	—	(1)	—	—	—	(1)
Payments to external funds	(440)	—	—	—	(440)	(333)	—	—	—	(333)
Amounts used	—	—	—	(2,961)	(2,961)	—	—	—	(2,485)	(2,485)
Transfer, exchange differences and other changes	1,463	(5)	4	211	1,673	(521)	(5)	(88)	(530)	(1,144)
Balances at end of year	3,185	1,242	733	4,423	9,583	3,976	1,751	700	4,425	10,852
c) Provision for pensions and other obligations post –employments and Other long term employee benefits
The detail of Provisions for pensions and similar obligations is as follows:

EUR million
	2022	2021	2020
Provisions for post-employment plans - Spanish entities	1,245	1,709	1,881
Provisions for other similar obligations - Spanish entities	895	1,188	1,695
Of which pre-retirements	884	1,176	1,676
Provisions for post-employment plans - United Kingdom	29	44	449
Provisions for post-employment plans - Other subsidiaries	1,118	1,432	1,646
Provisions for other similar obligations - Other subsidiaries	55	54	56
Provision for pensions and other obligations post -employments and Other long term employee benefits	3,342	4,427	5,727
Of which defined benefits	3,335	4,419	5,719
i. Spanish entities - Post-employment plans and other similar obligations
At 31 December 2022, 2021 and 2020, the Spanish entities had post-employment benefit obligations under defined contribution and defined benefit plans. In addition, in various years some of the consolidated entities offered certain of their employees the possibility of taking pre-retirement and, therefore, provisions are recognised each year for the obligations to employees taking pre-retirement -in terms of salaries and other employee benefit costs- from the date of their pre-retirement to the agreed end date.
In December 2020, Banco Santander reached an agreement with the workers' representatives to implement an early retirement and incentivized dismissals plan, which was expected to benefit 3,572 employees during 2021, constituting a provision to cover these commitments amounting to EUR 688 million. In addition to this plan, in 2020, 443 employees took advantage of the offer of early retirement and incentivized dismissals, increasing the provision made to cover these commitments to EUR 84 million. In 2021, to complete the plan announced in 2020, an amount of EUR 139 million was recognised, increasing the number of early retirements and incentivized dismissals plan to 3,915 employees in the total period.
In 2022, the provision made to cover the commitments with 446 employees covered by early retirement plans and incentivized dismissals plan amounted to EUR 92 million.
In December 2019, Banco Santander reached an agreement with the workers' representatives to offer during 2020 to part of its passive personnel, the possibility of receiving the pensionable rights derived from the collective bargaining agreement in the form of a single consideration or divided into a maximum of 5 equal annuities. The proposal was also extended to personnel with pensionable rights recognized under individual contracts or agreements. The number of beneficiaries who exercised the voluntary option of accepting the substitution of the life annuity for the payment of a lump sum in the form of a capital sum or in instalments of a maximum of 5 annuities amounted to 15,613 people. The effect of the reduction of the aforementioned commitments is shown in the tables below under the headings 'Benefits paid in settlement' in the amount of EUR 1,551 million and 'Effect of reduction/settlement' in the amount of EUR 362 million.
On 8 July 2021, Banco Santander reached an agreement with the employee representatives for the transformation of defined benefit pension commitments into defined contributions for certain retired personnel from Banco Popular and Banco Pastor. Through the aforementioned Collective Agreement, it was agreed to carry out an offer to replace the life annuities that the passive personnel included in the scope of application of said Collective Agreement had been receiving, for a capitalization fund in the Santander Employees pension plan. The number of beneficiaries who exercised the voluntary option to accept the substitution of the life annuity for a capitalization fund in the Santander Employees pension plan amounted to 1,468 people.
The effect of the reduction of the aforementioned commitments is shown in the tables below under the headings 'Benefits paid by settlement' amounting to EUR 166 million and 'Effect reduction / settlement' amounting to EUR 38 million.
The expenses incurred by the Spanish companies in 2022, 2021 and 2020 in respect of contributions to defined contribution plans amounted to EUR 101 million, EUR 91 million and EUR 89 million, respectively.
The amount of the defined benefit obligations was determined on the basis of the work performed by independent actuaries using the following actuarial techniques:
1.    Valuation method: projected unit credit method, which sees each period of service as giving rise to an additional unit of benefit entitlement and measures each unit separately.
2.    Actuarial assumptions used: unbiased and mutually compatible. Specifically, the most significant actuarial assumptions used in the calculations were as follows:

	Post-employment plans			Other similar obligations
	2022	2021	2020	2022	2021	2020
Annual discount rate	3.80%	0.90%	0.60%	3.80%	0.90%	0.60%
Mortality tables	PE2020 M/F Col. Orden 1	PE2020 M/F Col. Orden 1	PE2020 M/F Col. Orden 1	PE2020 M/F Col. Orden 1	PE2020 M/F Col. Orden 1	PE2020 M/F Col. Orden 1
Cumulative annual CPI growth	2.00%	1.00%	1.00%	2.00%	1.00%	1.00%
Annual salary increase rate	1.25%A	1.25%A	1.25%A	N/A	N/A	N/A
Annual social security pension increase rate	2.00%	1.00%	1.00%	N/A	N/A	N/A
Annual benefit increase rate	N/A	N/A	N/A	0%	0%	0%
A.Corresponds to the group’s defined-benefit obligations.
The discount rate used for the flows was determined by reference to high-quality corporate bonds (at least AA in euros) matching the durations of the commitments. From the bond portfolio considered, callable, putable and sinkable bonds, which could distort the rates, are excluded.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2022, if the discount rate used had been decreased or increased by 50 basis points (bp), there would have been an increase or decrease in the present value of the post-employment obligations of 3.80% (-50 bp) to -3.60% (+50 bp),respectively, and an increase or decrease in the present value of the long-term obligations of 1.04% (-50 bp) to -1.02% (+50 bp), respectively.

These changes would be offset in part by increases or decreases in the fair value of the assets and insurance contracts linked to pensions.
3. The estimated retirement age of each employee is the first at which the employee is entitled to retire or the agreed-upon age, as appropriate.
The fair value of insurance contracts was determined as the present value of the related payment obligations, taking into account the following assumptions:

	Post-employment plans			Other similar obligations
	2022	2021	2020	2022	2021	2020
Expected rate of return on plan assets	3.80%	0.90%	0.60%	3.80%	0.90%	0.60%
Expected rate of return on reimbursement rights	3.80%	0.90%	0.60%	N/A	N/A	N/A
The funding status of the defined benefit obligations in 2022 and the two preceding years is as follows:

EUR million
	Post-employment plans			Other similar obligations
	2022	2021	2020	2022	2021	2020
Present value of the obligations
To current employees	25	29	60	—	—	—
Vested obligations to retired employees	2,005	2,797	3,318	—	—	—
To pre-retirees employees	—	—	—	892	1,186	1,688
Long-service bonuses and other benefits	—	—	—	11	12	18
Other	46	65	41	—	—	1
	2,076	2,891	3,419	903	1,198	1,707
Less - Fair value of plan assets	861	1,217	1,542	8	10	12
Provisions - Provisions for pensions	1,215	1,674	1,877	895	1,188	1,695
Of which:
Internal provisions for pensions	1,141	1,560	1,707	895	1,188	1,695
Net pension assets	(24)	(30)	—	—	—	—
Insurance contracts linked to pensions (note 14)	104	149	174	—	—	—
Unrecognised net assets for pensions	(6)	(5)	(4)	—	—	—
The amounts recognised in the consolidated income statements in relation to the aforementioned defined benefit obligations are as follows:

EUR million
	Post-employment plans			Other similar obligations
	2022	2021	2020	2022	2021	2020
Current service cost	3	5	10	1	1	1
Interest cost (net)	48	24	26	25	11	9
Expected return on insurance contracts linked to pensions	(4)	(1)	(1)	—	—	—
Provisions or reversion of provisions
Actuarial (gains)/losses recognised in the year	—	—	—	(67)	(15)	(3)
Past service cost	2	13	2	—	—	—
Pre-retirement cost	—	—	—	92	139	772
OtherA	(8)	(39)	(372)	—	(55)	(15)
	41	2	(335)	51	81	764
A.Including reduction/settlement effect
In addition, in 2022 'Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans' has decreased by EUR 295 million with respect to defined benefit obligations (decrease of EUR 37 and increase of EUR 84 million in 2021 and 2020, respectively).
The changes in the present value of the accrued defined benefit obligations were as follows:

EUR million
	Post-employment plans			Other similar obligations
	2022	2021	2020	2022	2021	2020
Present value of the obligations at beginning of year	2,891	3,419	5,494	1,198	1,707	1,335
Incorporation of Group companies, net	—	6	—	—	—	—
Current service cost	3	5	10	1	1	1
Interest cost	78	36	39	25	11	9
Pre-retirement cost	—	—	—	92	139	772
Effect of curtailment/settlement	(8)	(61)	(372)	—	(55)	(15)
Benefits paid	(258)	(248)	(359)	(346)	(589)	(392)
Benefits paid due to settlements	—	(166)	(1,551)	—	—	—
Past service cost	2	13	2	—	—	—
Actuarial (gains)/losses	(631)	(121)	163	(68)	(15)	(3)
Demographic actuarial (gains)/losses	2	9	91	(5)	(8)	(8)
Financial actuarial (gains)/losses	(633)	(130)	72	(63)	(7)	5
Exchange differences and other items	(1)	8	(7)	1	(1)	—
Present value of the obligations at end of year	2,076	2,891	3,419	903	1,198	1,707
The changes in the fair value of plan assets and of insurance contracts linked to pensions were as follows:

Plan Assets
EUR million
	Post-employment plans			Other similar obligations
	2022	2021	2020	2022	2021	2020
Fair value of plan assets at beginning of year	1,217	1,542	1,547	10	12	14
Incorporation of Group companies, net	—	6	—	—	—	—
Expected return on plan assets	30	12	13	—	—	—
Gains/(losses) on settlements	—	(22)	—	—	—	—
Benefits paid	(78)	(263)	(94)	(2)	(2)	(2)
Contributions/(surrenders)	2	15	5	—	—	—
Actuarial gains/(losses)	(303)	(76)	76	(1)	—	—
Exchange differences and other items	(7)	3	(5)	1	—	—
Fair value of plan assets at end of year	861	1,217	1,542	8	10	12

Insurance Contracts linked to pensions
EUR million
	Post-employment plans			Other similar obligations
	2022	2021	2020	2022	2021	2020
Fair value of insurance contracts linked to pensions at beginning of year	149	174	192	—	—	—
Incorporation of Group companies, net	—	—	—	—	—	—
Expected return on insurance contracts linked to pensions	4	1	1	—	—	—
Benefits paid	(16)	(19)	(21)	—	—	—
Paid premiums	—	1	—	—	—	—
Actuarial gains/(losses)	(33)	(8)	2	—	—	—
Fair value of insurance contracts linked to pensions at end of year	104	149	174	—	—	—
In view of the conversion of the defined-benefit obligations to defined-contribution obligations, the Group will not make material current contributions in Spain in 2023 to fund its defined-benefit pension obligations.
The plan assets and the insurance contracts linked to pensions are instrumented mainly through insurance policies.
The following table shows the estimated benefits payable at 31 December 2022 for the next ten years:

EUR million
2023	498
2024	426
2025	358
2026	307
2027	251
2028 to 2032	807

ii. United Kingdom
At the end of each of the last three years, the businesses in the United Kingdom had post-employment benefit obligations under defined contribution and defined benefit plans. The expenses incurred in respect of contributions to defined contribution plans amounted to EUR 77 million in 2022 (EUR 89 million in 2021 and EUR 91 million in 2020).
The amount of the defined benefit obligations was determined on the basis of the work performed by independent actuaries using the following actuarial techniques:

1.    Valuation method: projected unit credit method, which sees each period of service as giving rise to an additional unit of benefit entitlement and measures each unit separately.
2.    Actuarial assumptions used: unbiased and mutually compatible. Specifically, the most significant actuarial assumptions used in the calculations were as follows:

	2022	2021	2020
Annual discount rate	4.88%	1.90%	1.28%
Mortality tables	The S3 Middle tables weighted at 84% of the CMI_2021 projection with an initial addition of 0.25%, smoothing parameter 7 and improving 1.25%.	The S3 Middle tables weighted at 84% of the CMI_2020 projection with an initial addition of 0.15%, smoothing parameter 7 and improving 1.25%.	The S3 Middle tables weighted at 84% of the CMI_2018 projection with an initial addition of 0.15%, smoothing parameter 7 and improving 1.25%.
Cumulative annual CPI growth	3.11%	3.37%	2.95%
Annual salary increase rate	1.00%	1.00%	1.00%
Annual pension increase rate	2.98%	3.21%	2.85%
The discount rate used for the flows was determined by reference to high-quality corporate bonds (at least AA in pounds sterling) that coincide with the terms of the obligations.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2022, if the discount rate used had been decreased or increased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 7.05% (-50 bp) and -6.31% (+50 bp), respectively. If the inflation assumption had been increased or decreased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 4.72% (+50 bp) and -4.60% (-50 bp), respectively. These changes would be offset in part by increases or decreases in the fair value of the assets.
The funding status of the defined benefit obligations in 2022 and the two preceding years is as follows:

EUR million
	2022	2021	2020
Present value of the obligations	8,982	15,392	15,472
Less-
Fair value of plan assets	10,152	17,244	15,575
Provisions - Provisions for pensions	(1,170)	(1,852)	(103)
Of which:
Internal provisions for pensions	29	44	449
Net assets for pensions	(1,199)	(1,896)	(552)
The amounts recognised in the consolidated income statements in relation to the aforementioned defined benefit obligations are as follows:

EUR million
	2022	2021	2020
Current service cost	30	33	30
Interest cost (net)	(37)	(6)	(12)
Provisions or reversal of provisions, net
Cost of services provided	—	6	—
Others	—	—	(1)
	(7)	33	17
In addition, in 2022 'Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans' increased by EUR 857 million with respect to defined benefit obligations (decrease of EUR 1,475 million and increase of EUR 568 million in 2021 and 2020, respectively).
The changes in the present value of the accrued defined benefit obligations were as follows:

EUR million
	2022	2021	2020
Present value of the obligations at beginning of year	15,392	15,472	14,297
Current service cost	30	33	30
Interest cost	283	219	284
Benefits paid	(487)	(465)	(445)
Contributions made by employees	9	18	17
Past service cost	—	6	—
Actuarial (gains)/losses	(5,660)	(933)	2,060
Demographic actuarial (gains)/losses	(144)	(17)	34
Financial actuarial (gains)/losses	(5,516)	(916)	2,026
Exchange differences and other items	(585)	1,042	(771)
Present value of the obligations at end of year	8,982	15,392	15,472
The changes in the fair value of the plan assets were as follows:

EUR million
	2022	2021	2020
Fair value of plan assets at beginning of year	17,244	15,575	14,755
Expected return on plan assets	320	225	296
Benefits paid	(487)	(463)	(443)
Contributions	262	285	274
Actuarial gains/(losses)	(6,517)	541	1,492
Exchange differences and other items	(670)	1,081	(799)
Fair value of plan assets at end of year	10,152	17,244	15,575
In 2023 the Group expects to make current contributions to fund these obligations for amounts similar to those made in 2022.
The main categories of plan assets as a percentage of total plan assets are as follows:

	2022	2021	2020
Equity instruments	—	10%	9%
Debt instruments	51%	51%	55%
Properties	13%	10%	10%
Other	36%	29%	26%
The following table shows the estimated benefits payable at 31 December 2022 for the next ten years:

EUR million
2023	471
2024	408
2025	432
2026	457
2027	481
2028 to 2032	2,632
iii. Other foreign subsidiaries
Certain of the consolidated foreign entities have acquired commitments to their employees similar to post-employment benefits.
At 31 December 2022, 2021 and 2020, these entities had defined-contribution and defined-benefit post-employment benefit obligations. The expenses incurred in respect of contributions to defined contribution plans amounted to EUR 118 million in 2022 (EUR 106 million at 31 December 2021 and EUR 103 million at 31 December 2020).
The actuarial assumptions used by these entities (discount rates, mortality tables and cumulative annual CPI growth) are consistent with the economic and social conditions prevailing in the countries in which they are located.
Specifically, the discount rate used for the flows was determined by reference to high-quality corporate bonds, except in the case of Brazil where there is no extensive corporate bond market and, accordingly the discount rate was determined by reference to the series B bonds issued by the Brazilian National Treasury Secretariat for a term coinciding with that of the obligations. In Brazil the discount rate used was between 9.44% and 9.64%, the CPI 3.00% and the mortality table the AT-2000 Basic.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2022, if the discount rate used had been decreased or increased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 4.27% (-50 bp) and -3.95% (+50 bp), respectively. These changes would be offset in part by increases or decreases in the fair value of the assets.

The funding status of the obligations similar to post-employment benefits and other long-term benefits in 2022 and the two preceding years is as follows:

EUR million
	2022	Of which business in Brazil	2021	2020
Present value of the obligations	7,578	5,185	8,018	8,434
Less-
Of which: with a charge to the participants	107	107	106	112
Fair value of plan assets	7,321	5,710	7,167	7,182
Provisions - Provisions for pensions	150	(632)	745	1,140
Of which:
Internal provisions for pensions	1,166	314	1,478	1,694
Net assets for pensions	(122)	(52)	(64)	(83)
Unrecognised net assets for pensions	(894)	(894)	(669)	(471)
The amounts recognised in the consolidated income statements in relation to these obligations are as follows:

EUR million
	2022	2021	2020
Current service cost	31	34	35
Interest cost (net)	64	62	72
Provisions or reversion of provisions
(Actuarial gains)/losses recognised in the year	8	11	11
Past service cost	8	3	5
Pre-retirement cost	—	(24)	—
Other	(3)	(3)	(5)
	108	83	118
In addition, in 2022 'Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans' decreased by EUR 320 million with respect to defined benefit obligations (decreased EUR 193 million and EUR 105 million in 2021 and 2020, respectively).
The changes in the present value of the accrued obligations were as follows:

EUR million
	2022	2021	2020
Present value of the obligations at beginning of year	8,018	8,434	10,717
Incorporation of Group companies, net	—	(5)	(84)
Current service cost	31	34	35
Interest cost	546	429	465
Pre-retirement cost	—	(24)	—
Effect of curtailment/settlement	(3)	(3)	(5)
Benefits paid	(653)	(538)	(544)
Benefits paid due to settlements	(179)	—	—
Contributions made by employees	5	3	3
Past service cost	8	3	5
Actuarial (gains)/losses	(876)	(486)	176
Demographic actuarial (gains)/losses	5	16	23
Financial actuarial (gains)/losses	(881)	(502)	153
Exchange differences and other items	681	171	(2,334)
Present value of the obligations at end of year	7,578	8,018	8,434
The changes in the fair value of the plan assets were as follows:

EUR million
	2022	2021	2020
Fair value of plan assets at beginning of year	7,167	7,182	8,826
Incorporation of Group companies, net	—	(6)	(86)
Expected return on plan assets	570	411	410
Benefits paid	(766)	(478)	(488)
Contributions	198	152	63
Actuarial gains/(losses)	(498)	(155)	536
Exchange differences and other items	650	61	(2,079)
Fair value of plan assets at end of year	7,321	7,167	7,182
In 2023 the Group expects to make contributions to fund these obligations for amounts similar to those made in 2022.
The main categories of plan assets as a percentage of total plan assets are as follows:

	2022	2021	2020
Equity instruments	11%	12%	11%
Debt instruments	83%	83%	84%
Properties	1%	1%	1%
Other	5%	4%	4%
The following table shows the estimated benefits payable at 31 December 2022 for the next ten years:

EUR million
2023	602
2024	610
2025	620
2026	626
2027	632
2028 to 2032	3,228
d) Provisions for taxes and other legal contingencies and Other provisions
'Provisions - Provisions for taxes and other legal contingencies' and 'Provisions - Other provisions', which include, inter alia, provisions for restructuring costs and tax-related and non-tax-related proceedings, were estimated using prudent calculation procedures in keeping with the uncertainty inherent to the obligations covered. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, these obligations have no fixed settlement period and, in other cases, depend on the legal proceedings in progress.
The detail, by geographical area, of Provisions for taxes and other legal contingencies and Other provisions is as follows:

EUR million
	2022	2021	2020
Recognised by Spanish companies	1,768	1,595	1,647
Recognised by other EU companies	328	779	539
Recognised by other companies	1,977	2,049	2,239
Of which:
Brazil	1,243	1,339	1,475
	4,073	4,423	4,425
Set forth below is the detail, by type of provision, of the balance at 31 December 2022, 2021 and 2020 of Provisions for taxes and other legal contingencies and Other provisions.
The types of provision were determined by grouping together items of a similar nature:

EUR million
	2022	2021	2020
Provisions for taxes	679	564	600
Provisions for employment-related proceedings (Brazil)	301	328	437
Provisions for other legal proceedings	1,094	1,104	1,163
Provision for customer remediation	349	745	395
Regulatory framework-related provisions	19	36	69
Provision for restructuring	641	749	810
Other	990	897	951
	4,073	4,423	4,425
Relevant information is set forth below in relation to each type of provision shown in the preceding table.
The provisions for taxes include provisions for tax-related proceedings.
The provisions for employment-related proceedings (Brazil) relate to claims filed by trade unions, associations, the prosecutor’s office and ex-employees claiming employment rights to which, in their view, they are entitled, particularly the payment of overtime and other employment rights, including litigation concerning retirement benefits. The number and nature of these proceedings, which are common for banks in Brazil, justify the classification of these provisions in a separate category or as a separate type from the rest. The Group calculates the provisions associated with these claims in accordance with past experience of payments made in relation to claims for similar items. When claims do not fall within these categories, a case-by-case assessment is performed and the amount of the provision is calculated in accordance with the status of each proceeding and the risk assessment carried out by the legal advisers.
The provisions for other legal proceedings include provisions for court, arbitration or administrative proceedings (other than those included in other categories or types of provisions disclosed separately) brought against Grupo Santander companies.
The provisions for customer remediation include mainly the estimated cost of payments to remedy errors relating to the sale of certain products in the UK, as well as the estimated amount related to the floor clauses of Banco Popular Español, S.A.U. To calculate the provision for customer remediation, the best estimate of the provision made by management is used, which is based on the estimated number of claims to be received and, of these, the number that will be accepted, as well as the estimated average payment per case.
The regulatory framework-related provisions include those related to the banking tax in Poland and Bank Levy in United Kingdom.
The provisions for restructuring include only the costs arising from restructuring processes carried out by the various Group companies.
Lastly, the Other heading contains very atomized and individually insignificant provisions, such as the provisions to cover the operational risk of the different offices of the Group.
Qualitative information on the main litigation is provided in Note 25 e to the consolidated financial statements.
The Group's general policy is to record provisions for tax and legal proceedings in which the Group assesses the chances of loss to be probable and the Group does not record provisions when the chances of loss are possible or remote. Grupo Santander determines the amounts to be provided for as its best estimate of the expenditure required to settle the corresponding claim based, among other factors, on a case-by-case analysis of the facts and the legal opinion of internal and external counsel or by considering the historical average amount of the loss incurred in claims of the same nature. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, the obligations do not have a fixed settlement term and, in others, they depend on legal proceedings in progress.
The main movements during the 2022 of the breakdown provisions are shown below:
With respect to provisions for labor and other legal proceedings, in Brazil, provisions of EUR 174 million and EUR 161 million were recorded, making payments of EUR 241 million and EUR 252 million, respectively.
With respect to provisions for customer compensation, and based on the best information available, the gross amount of mortgage loans denominated and indexed to foreign currencies in Poland has been adjusted, in accordance with IFRS 9, by the new estimated cash flows, as described in Note 25.e.
On the regulatory framework side, EUR 53 million were provisioned in the United Kingdom and a utilization of EUR 70 million was made in the year (Bank Levy). In addition, in Poland, EUR 161 million were recorded under the regulatory framework and paid during the year.
In December 2022, Santander UK plc paid a EUR 127 million financial penalty to settle the Financial Conduct Authority's (FCA) enforcement investigation into the anti-money laundering systems and controls in the Business Banking division in the period between 31 December 2012 and 18 October 2017. This settlement concluded the FCA’s investigation.
e) Litigation and other matters
i. Tax-related litigation
At 31 December 2022 the main tax-related proceedings concerning the Group were as follows:
•Legal actions filed by Banco Santander (Brasil) S.A. and other Group entities to avoid the application of Law 9.718/98, which modifies the basis to calculate Programa de Integraçao Social (PIS) and Contribuição para Financiamento da Seguridade Social (COFINS), extending it to all the entities income, and not only to the income from the provision of services. In relation of Banco Santander (Brasil) S.A. process, in May 2015 the Federal Supreme Court (FSC) admitted the extraordinary appeal filed by the Federal Union regarding PIS, and dismissed the extraordinary appeal lodged by the Brazilian Public Prosecutor's Office regarding COFINS contribution, confirming the decision of Federal Regional Court favourable to Banco Santander (Brasil) S.A. of August 2007. The appeals filed by the other entities before the Federal Supreme Court, both for PIS and COFINS, are still pending and fully provisioned.

•Banco Santander (Brasil) S.A. and other Group companies in Brazil have appealed against the assessments issued by the Brazilian tax authorities questioning the deduction of loan losses in their income tax returns (Imposto sobre a Renda das Pessoas Jurídicas - IRPJ - and Contribuçao Social sobre o Lucro Liquido -CSLL-) in relation to different administrative processes of various years on the ground that the requirements under the applicable legislation were not met. The appeals are pending decision in the administrative Court, the Conselho Adminisitrativo de Recursos Fiscais (CARF). No provision was recognised in connection with the amount considered to be a contingent liability.

•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against several municipalities that demand payment of the Service Tax on certain items of income from transactions not classified as provisions of services. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against the tax authorities in connection with the taxation for social security purposes of certain items which are not considered to be employee remuneration. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•In May 2003 the Brazilian tax authorities issued separate infringement notices against Santander Distribuidora de Títulos e Valores Mobiliarios, Ltda. (DTVM, actually Santander Brasil Tecnología S.A.) and Banco Santander (Brasil) S.A. in relation to the Provisional Tax on Financial Movements (Contribuição Provisória sobre Movimentação Financeira) of the years 2000 to 2002. The administrative discussion ended unfavourably for both companies, and on July 3, 2015, filed a lawsuit requesting the cancellation of both tax assessments. The lawsuit was judged unfavourably in first instance. Therefore, both plaintiffs appealed to the court of second instance. On December 2020, the appeal was decided unfavourably. Against the judgment, the bank filed a motion for clarification which has not been accepted. Currently it is appealed to higher courts. There is a provision recognized for the estimated loss.
•In December 2010 the Brazilian tax authorities issued an infringement notice against Santander Seguros S.A. (Brazil), currently Zurich Santander Brasil Seguros e Previdência S.A., as the successor by merger to ABN AMRO Brasil dois Participações S.A., in relation to income tax (IRPJ and CSLL) for 2005, questioning the tax treatment applied to a sale of shares of Real Seguros, S.A. The administrative discussion ended unfavourably, and the CARF decision has been appealed at the Federal Justice. As the former parent of Santander Seguros S.A. (Brasil), Banco Santander (Brasil) S.A. is liable in the event of any adverse outcome of this proceeding. No provision was recognised in connection with this proceeding as it is considered to be a contingent liability.
•In November 2014 the Brazilian tax authorities issued an infringement notice against Banco Santander (Brasil) S.A. in relation to corporate income tax (IRPJ and CSLL) for 2009 questioning the tax-deductibility of the amortisation of the goodwill of Banco ABN AMRO Real S.A. performed prior to the absorption of this bank by Banco Santander (Brasil) S.A., but accepting the amortisation performed after the merger. Actually it is appealed before the Higher Chamber of CARF. No provision was recognised in connection with this proceeding as it was considered to be a contingent liability.
•Banco Santander (Brasil) S.A. has also appealed against infringement notices issued by the tax authorities questioning the tax deductibility of the amortisation of the goodwill arising on the acquisition of Banco Comercial e de Investimento Sudameris S.A from years 2007 to 2012. No provision was recognised in connection with this matter as it was considered to be a contingent liability.
•Banco Santander (Brasil) S.A. and other companies of the Group in Brazil are undergoing administrative and judicial procedures against Brazilian tax authorities for not admitting tax compensation with credits derived from other tax concepts, not having registered a provision for the amount considered to be a contingent liability.
•Banco Santander (Brasil) S.A. is involved in appeals in relation to infringement notices initiated by tax authorities regarding the offsetting of tax losses in the CSLL of year 2009. The appeal is pending decision in CARF. No provision was recognised in connection with this matter as it is considered to be a contingent liability.
•Banco Santander (Brasil) S.A. filed a suspensive judicial measure aiming to avoid the withholding income tax (Imposto sobre a Renda Retido na Fonte - IRRF), on payments derived from technology services provided by Group foreign entities. A favorable decision was handed down and an appeal was filed by the tax authority at the Federal Regional Court, where it awaits judgment. No provision was recognized as it is considered to be a contingent liability

•Brazilian tax authorities have issued infringement notices against Getnet Adquirência e Serviços para Meios de Pagamento S.A and Banco Santander (Brasil) S.A. as jointly liable in relation to corporate income tax (IRPJ and CSLL) for 2014 to 2018 questioning the tax-deductibility of the amortization of the goodwill from the acquisition of Getnet Tecnologia Proces S.A., considering that the company would not have complied with the legal requirements for such amortization. A defense against the tax assessment notices were submitted, and the appeal is pending decision in CARF. No provision was recognized as it is considered to be a contingent liability.
The total amount for the aforementioned Brazil lawsuits that are fully provisioned is EUR 691 million, and for lawsuits that qualify as contingent liabilities is EUR 4,977 million.
•Banco Santander appealed before European Courts the Decisions 2011/5/CE of 28 October 2009 (First Decision), and 2011/282/UE of 12 January 2011 (Second Decision) of the European Commission, ruling that the deduction of the financial goodwill regulated pursuant to Article 12.5 of the Corporate Income Tax Law constituted illegal State aid. On October 2021 the Court of Justice definitively confirmed these Decisions. The dismissal of the appeal, that only affects these two decisions, had no impact on results.
At the date of approval of these consolidated annual accounts, there are other less significant tax disputes.
ii. Non-tax-related proceedings
At 31 December 2022 the main non-tax-related proceedings concerning the Group were as follows:
•Payment Protection Insurance (PPI): In recent years Santander UK plc has processed customer claims associated with the sale of payment protection insurance (PPI), derived from the Financial Conduct Authority guidelines. As of 31 December 2022 there is no provision related to those claims as the deadline for presenting them has already expired. However, customers can still commence in-court litigation for the mis-sale of PPI and a provision for the best estimate of any obligation to pay compensation in respect of current and future claims is recognized for this purpose.
In addition, there is a legal dispute regarding allocation of liability for pre-2005 PPI policies that two entities of the Axa Group (hereinafter "Axa France" acquired from Genworth Financial International Holdings, Inc. in September 2015. The dispute involves Santander Cards UK Limited (formerly known as GE Capital Bank Limited which was acquired by Banco Santander, S.A. from GE Capital group in 2008) which was the distributor of the policies in dispute and Santander Insurance Services UK Limited (the Santander Entities).
In July 2017, the Santander Entities notified Axa France that they did not accept liability for losses on PPI policies relating to the referred period. Santander UK plc entered in a Complaints Handling Agreement –that included a standstill agreement- agreeing to handle complaints on Axa France, whilst Axa France accepted paying redress assessed to be due to relevant policyholders on a without prejudice basis.
After the termination of the Complaints Handling Agreement, on 30 December 2020 Axa France provided written notice to the Santander Entities to terminate the standstill agreement. On 5 March 2021, the Santander Entities were served with a Claim Form and Brief Details of Claim by Axa France, claiming that the Santander Entities are liable to reimburse Axa France for pre-2005 PPI mis-selling losses, currently estimated at GBP 636 million (EUR 717.2 million). On 22 March 2021, the Santander Entities acknowledged service of the claim and notified the court of their intention to defend the claim in full and issued an application for Axa Frances’s claim to be struck out/summarily dismissed, which was heard by the Commercial Court on 22 and 23 February 2022 with judgement reserved. Judgment was handed down by the Commercial Court on 12 July 2022. The Commercial Court upheld a significant part of the Santander Entities’ strike-out plead. The Santander Entities have sought permission to appeal aspects of the strike out decision on which they were unsuccessful. Axa France updated the amount of losses claimed from GBP 636 million (EUR 717.2 million) to GBP 670 million (EUR 755.5 million) in their Amended Particulars of Claim dated 21 October 2022.
Regarding those claims admitted or those that may eventually be made in the aforementioned appeal, there are factual issues that will be resolved during the processing of the trial that may have legal consequences including in relation to liability. These issues create uncertainties which mean that it is difficult to reliably predict the outcome or the timing of the resolution of the matter. The provision includes our best estimate of the Santander Entities’ liability for this matter.
•Delforca: dispute arising from equity swaps entered into by Gaesco (now Delforca 2008, S.A.) on shares of Inmobiliaria Colonial, S.A. Banco Santander, S.A. is claiming to Delforca before the Court of Barcelona in charge of the bankruptcy proceedings, a total of EUR 66 million from the liquidation resulting from the early termination of financial transactions due to Delforca's non-payment of the equity swaps. In the same bankruptcy proceedings, Delforca and Mobiliaria Monesa have in turn claimed the Bank to repay EUR 57 million, which the Bank received for the enforcement of the agreed guarantee, as a result of the aforementioned liquidation. On 16 September 2021 the Commercial Court Number 10 of Barcelona has ordered Delforca to pay the Bank EUR 66 million plus EUR 11 million in interest and has dismissed the claims filed by Delforca. This decision has been appealed by Delforca, Mobiliaria Monesa and the bankruptcy administrator. The appeal which the Bank has already opposed to will be resolved by the Provincial Court of Barcelona.
Separately, Mobiliaria Monesa, S.A. (parent of Delforca) filed in 2009 a civil procedure with the Courts of Santander against the Bank claiming damages that have not been specified to date. The procedure is suspended.
•Former employees of Banco do Estado de São Paulo S.A., Santander Banespa, Cia. de Arrendamiento Mercantil: claim initiated in 1998 by the association of retired Banespa employees (AFABESP) requesting the payment of a half-yearly bonus contemplated in the by-laws of Banespa in the event that Banespa obtained a profit and that the distribution of this profit were approved by the Board of Directors. The bonus was not paid in 1994 and 1995 since Banespa had not made a profit during those years. Partial payments were made from 1996 to 2000, as approved by the Board of Directors. The relevant clause was eliminated in 2001. The Tribunal Regional do Trabalho (Regional Labour Court) and the High Employment Court (TST) ordered Santander Brazil, as successor to Banespa, to pay this half-yearly bonus for the period from 1996 to the present. On 20 March 2019, the Supreme Federal Court (STF) rejected the extraordinary appeal filed by Santander Brazil.
Santander Bank Brazil filed a rescissory action before the TST to nullify the decisions of the main proceedings and suspend the execution of the judgment, which was deemed inadmissible, therefore its execution was suspended. The rescissory action was dismissed and a motion for clarification was filed, due to the absence of an explicit argument to deny the rescissory action filed by Santander Brazil. After the decision of the motion for clarification, Santander Brazil filed an extraordinary appeal in the rescissory action in February 2021, which was denied in an interlocutory decision in June 2021 by the TST. As Santander Brazil understands there is a conflict between the TST decision and the doctrine set by the STF, Santander Brazil appealed this decision. This appeal is pending.
In August 2021, a first instance court ruled that the enforcement of the TST decision shall be carried out individually, at the jurisdiction pertaining to each person. AFABESP appealed this decision. In December 2021, the Regional Labor Court denied the appeal filed by AFABESP. This decision has not been appealed by AFABESP, and therefore it has become firm.
Santander Brazil external advisers have classified the risk as probable. The recorded provisions are considered sufficient to cover the risks associated with the legal claims that are being substantiated as of 31 December 2022.
•'Planos Económicos': like the rest of the banking system in Brasil, Santander Brazil has been the target of customer complaints and collective civil suits stemming mainly from legislative changes and its application to bank deposits ('economic plans'). At the end of 2017, an agreement between regulatory entities and the Brazilian Federation of Banks (Febraban) with the purpose of closing the lawsuits was reached and was approved by the Supremo Tribunal Federal. Discussions focused on specifying the amount to be paid to each affected client according to the balance in their notebook at the time of the Plan. Finally, the total value of the payments will depend on the number of adhesions there may be and the number of savers who have demonstrated the existence of the account and its balance on the date the indexes were changed. In November 2018, the STF ordered the suspension of all economic plan proceedings for two years from May 2018. On 29 May 2020, the STF approved the extension of the agreement for 5 additional years starting from 3 June 2020. Condition for this extension was to include in the agreement actions related to the 'Collor I Plan'. On 31 December 2022, the provision recorded for the economic plan proceedings amounts to EUR 220 million.
•Floor clauses: as a consequence of the acquisition of Banco Popular Español, S.A.U. ('Banco Popular'), the Group has been exposed to a material number of transactions with floor clauses. The so-called "floor clauses" are those under which the borrower accepts a minimum interest rate to be paid to the lender, regardless of the applicable reference interest rate. Banco Popular included "floor clauses" in certain asset-side transactions with customers. In relation to this type of clauses, and after several rulings made by the Court of Justice of the European Union and the Spanish Supreme Court, and the extrajudicial process established by the Spanish Royal Decree-Law 1/2017, of 20 January, Banco Popular made provisions that were updated in order to cover the effect of the potential return of the excess interest charged for the application of the floor clauses between the contract date of the corresponding mortgage loans and May 2013. At 31 December 2022, after having processed most of the customer requests, the potential residual loss associated with ongoing court proceedings is estimated at EUR 60.1 million, amount which is fully covered by provisions.
•Banco Popular´s acquisition: After the declaration of the resolution of Banco Popular, some investors filed claims against the EU’s Single Resolution Board decision, and the FROB's resolution executed in accordance to the aforementioned decision. Likewise, numerous appeals were filed against Banco Santander, S.A. alleging that the information provided by Banco Popular was erroneous and requesting from Banco Santander, S.A. the restitution of the price paid for the acquisition of the investment instruments or, where appropriate, the corresponding compensation.
In relation to these appeals, on the one hand, the General Court of the European Union (“GCUE”) selected 5 appeals from among all those filed before the European courts by various investors against the European institutions and processed them as pilot cases. On 1 June 2022, the GCUE has rendered five judgements in which it has completely dismissed the appeals, (i) supporting the legality of the resolution framework applied to Banco Popular, (ii) confirming the legality of the action of the European institutions in the resolution of Banco Popular and (iii) rejecting, in particular, all the allegations that there were irregularities in the sale process of Banco Popular to Banco Santander, S.A. Four of these judgments have been appealed before the Court of Justice of the European Union ("CJEU").
On the other hand, in relation to the lawsuits initiated by investors directly against Banco Santander, S.A. derived from the acquisition of Banco Popular, on 2 September 2020, the Provincial Court of La Coruña submitted a preliminary ruling to the CJEU in which it asked for the correct interpretation of the Article 60, section 2 of Directive 2014/59/EU of the European Parliament and of the Council of 15 May, establishing a framework for the restructuring and resolution of credit institutions and investment services companies. Said article establishes that, in the cases of redemption of capital instruments in a bank resolution, no liability will subsist in relation to the amount of the instrument that has been redeemed. On 5 May 2022, the CJEU has rendered its judgement confirming that Directive 2014/59/EU of the European Parliament and of the Council does not allow that, after the total redemption of the shares of the share capital of a credit institution or an investment services company subject to a resolution procedure, the shareholders who have acquired shares within the framework of a public subscription offer issued by said company before the start of such a resolution procedure, exercise against that entity or against its successor, an action for liability for the information contained in the prospectus, under Directive 2003/71/EC of the European Parliament and of the Council, or an action for annulment of the subscription contract for those shares, which, taking into account its retroactive effects, gives rise to the restitution of the equivalent value of said shares, plus the interest accrued from the date of execution of said contract. In respect to this judgement, in December 2022 the Spanish Supreme Court submitted pre-judicial issues before the CJEU in respect of its applicability to subordinated obligations amortized with the resolution and to subordinated obligations and/or preferred shares converted into shares before resolution.
Separately, the Central Court of Instruction 4 is currently conducting preliminary proceedings 42/2017, in which, amongst other things, is being investigated the following: (i) the accuracy of the prospectus for the capital increase with subscription rights carried out by Banco Popular in 2016; and (ii) the alleged manipulation of the share price of Banco Popular until the resolution of the bank, in June 2017. During the course of the proceedings, on 30 April 2019, the Spanish National Court, ruled in favour of Banco Santander, S.A. declaring that Banco Santander, S.A. cannot inherit Banco Popular’s potential criminal liability. This ruling was appealed before the Supreme Court, which rejected it. In these proceedings, Banco Santander, S.A. could potentially be subsidiarily liable for the civil consequences. In view of the CJEU ruling of 5 May 2022, the Bank has requested confirmation of the exclusion of its subsidiary civil liability status in this criminal proceeding. On 26 July 2022, the Court has rejected this request stating that it is a matter to be determined at a later procedural time. This decision has been confirmed on appeal by the Chamber of the National Court by sentence of 5 October 2022. The estimated cost of any compensation to shareholders and bondholders of Banco Popular recognized in the 2017 accounts amounted to EUR 680 million, of which EUR 535 million were applied to the commercial loyalty program. The CJEU judgement of 5 May represents a very significant reduction in the risk associated with these claims.
•German shares investigation: the Cologne Public Prosecution Office is conducting an investigation against the Bank, and other group entities based in UK - Santander UK plc, Santander Financial Services Plc and Cater Allen International Limited -, in relation to a particular type of tax dividend linked transactions known as cum-ex transactions.

The Group is cooperating with the German authorities. According to the state of the investigations, the result and the effects for the Group, which may potentially include the imposition of material financial penalties, cannot be anticipated. For this reason, the Bank has not recognized any provisions in relation to the potential imposition of financial penalties.
•Banco Santander, S.A. was sued in a legal proceeding in which the plaintiff alleges that the Bank breached his contract as CEO of the institution. In the lawsuit, the claimant mainly requested a declaratory ruling that upholds the existence, validity and effectiveness of such contract and its enforcement together with the payment of certain amounts. If the main request is not granted, the claimant sought a compensation for a total amount of approximately EUR 112 million or, an alternative relief for other minor amounts. Banco Santander, S.A. answered to the legal action stating that the conditions to which the appointment of that position was subject to were not met; that the executive services contract required by law was not concluded; and that in any case, the parties could terminate the contract without any justified cause. On 17 May 2021, the plaintiff reduced his claims for compensation to EUR 61.9 million.
On 9 December 2021, the Court upheld the claim and ordered the Bank to compensate the claimant in the amount of EUR 67.8 million. By court order of 13 January 2022, the Court corrected and supplemented its judgment, reducing the total amount to be paid by the Bank to EUR 51.4 million and clarifying the part of this amount (buy out) was to be paid under the terms of the offer letter, i.e., entirely in Banco Santander shares, within the deferral period for this type of remuneration at the plaintiff's former employer and subject to the performance metrics or parameters of the plan in force at the Bank, which was that of 2018. As explained in note 5 of the report, the degree of performance of these objectives was 33.3%.
The Bank filed an appeal against the judgment before the Madrid Court of Appeal, which was opposed by the plaintiff. At the same time, the plaintiff filed an application for provisional enforcement of the judgment in the first instance court. A court order was issued ordering enforcement of the judgment, and the Bank deposited in the court bank account the full amount provisionally awarded to the claimant, including interest, for an approximate sum of EUR. 35.5 million, within the voluntary compliance period.
On 6 February 2023, Banco Santander was notified of the judgment of 20 January 2023 by which the Madrid Court of Appeal partially upheld the appeal filed by the Bank. The judgment has reduced the amount to be paid by EUR 8 million, which, to the extent that this amount was already paid in the provisional partial enforcement of the judgement of first instance court, must be returned to the Bank together with other amounts for interest, which the appeal judgement also rejects.
The Bank has submitted a brief requesting a supplement to the Madrid Court of Appeal’s judgment, as it understands that it has not ruled on some substantial allegations over the merits of the case made in the Bank’s appeal. The Bank will file an extraordinary appeal for procedural infringement and an appeal in cassation against the Madrid Court of Appeal’s judgment before Spanish Supreme Court. Existing provisions cover the estimated risk of loss.
•Universalpay Entidad de Pago, S.L. has filed a lawsuit against Banco Santander, S.A. for breach of the marketing alliance agreement (MAA) and claim payment (EUR 1,050 million). The MAA was originally entered into by Banco Popular and its purpose is the rendering of acquiring services (point of sale payment terminals) for businesses in the Spanish market. The lawsuit was mainly based on the potential breach of clause 6 of the MAA, which establishes certain obligations of exclusivity, non-competition and customer referral. On 16 December 2022, the Court ruled in favour of the Bank and dismissed the plaintiff's claim in its entirety. The decision has been appealed.
Taking into account the decision at first instance and following the analysis carried out by the Bank's external lawyers, with the best information available to date, it is considered that no provision needs to be registered.
•CHF Polish Mortgage Loans: On 3 October 2019, the CJEU rendered its decision in relation to a judicial proceeding against an unrelated bank in Poland considering that certain contractual clauses in CHF-Indexed loan agreements were abusive. The CJEU has left to Polish courts the decision on whether the whole contract can be maintained once the abusive terms have been removed, which should in turn decide whether the effects of the annulment of the contract are prejudicial to the consumer. In case of maintenance of the contract, the court may only integrate the contract with subsidiary provisions of national law and decide, in accordance with those provisions, on the applicable rate.
In 2021, the Supreme Court was expected to take a position regarding the key issues in disputes concerning loans based on foreign currency, clarifying the discrepancies and unifying case law. The Supreme Court met several times, with the last session taking place on 2 September 2021. However, the resolution was not adopted and instead, the Supreme Court referred questions to the CJEU on constitutional issues of the Polish judiciary system. No new date for consideration of the issue has been set and no comprehensive decision by the Supreme Court of the issue is expected in the near future. In the absence of a comprehensive position of the Supreme Court, it is difficult to expect a full unification of judicial decisions, and decisions of the Supreme Court and CJEU issued on particular issues may be important for shaping further case law on CHF matters.
At the date of the Group's consolidated financial statements, it is not possible to predict the Supreme Court’s and CJEU decisions on individual cases. Santander Bank Polska and Santander Consumer Bank Poland estimate legal risk using a model which considers different possible outcomes and regularly monitor court rulings on foreign currency loans to verify changes in case law practice.
As of 31 December 2022, Santander Bank Polska S.A. and Santander Consumer Bank S.A. maintain a portfolio of mortgages denominated in or indexed to CHF for an approximate gross amount of PLN 8,393.7 million (EUR 1,791.8 million). As of 1 January 2022, in accordance with IFRS 9 and based on the new best available information, the accounting methodology was adapted so that the gross carrying amount of mortgage loans denominated and indexed in foreign currencies is reduced by the amount in which the estimated cash flows are not expected to cover the gross amount of loans, including as a result of legal controversies relating to these loans. In the absence of exposure or insufficient gross exposure, a provision according to IAS 37 is recorded.
As of 31 December 2022, the total value of adjustment to gross carrying amount in accordance with IFRS9 as well as provisions recorded under IAS37, amount to PLN 3,557.3 million (EUR 759.4 million) of which PLN 3,136.3 million (EUR 669.5 million) corresponds to adjustment to gross carrying amount under IFRS 9 and PLN 421 million (EUR 89.9 million) to provisions recognized in accordance with IAS 37. Throughout 2022, the adjustment to gross carrying amount in accordance with IFRS9 amounted to PLN 1,283.3 million (EUR 274 million), the additional provisions under IAS37 amounted to PLN 236.8 million (EUR 50.6 million) and other costs related to the dispute amounted to PLN 218.1 million (EUR 46.6 million).
These provisions represent the best estimate as at 31 December 2022. Santander Bank Polska and Santander Consumer Bank Poland will continue to monitor and assess appropriateness of those provisions.
In December 2020, the Chairman of the Polish Financial Supervision Authority ('KNF') presented a proposal for voluntary settlements between banks and borrowers under which CHF loans would be retrospectively settled as PLN loans bearing an interest rate based on WIBOR plus margin. The Bank has been testing such settlements in relation to different customer groups in parallel with own settlement solutions. The results of the current tests have been incorporated into the provision calculation model.
On February 16, 2023, the CJEU General Advocate (“AG”) issued his opinion in case no. C-520/21 pending before the CJEU, where it considers that Directive 93/13/EEC does not oppose national legislative provisions, or the national jurisprudence that interprets them, that allow the consumer to exercise claims that go beyond the reimbursement of the loan instalments disbursed under the mortgage loan contract that is declared null and the payment of default interest at the legal rate accrued from the date of the payment request. However, it corresponds to the Polish courts to verify, in the light of their national law, whether consumers have the right to exercise this type of claim and, where appropriate, rule on its admissibility. With regard to banks, the opinion of the AG is that the Directive prevents a bank from exercising claims against a consumer that go beyond the repayment of the principal of the loan granted declared null and the payment of default interest at the legal rate accrued from the date of the payment request. The opinion is non-binding, so it does not definitively resolve these issues, which will be decided in the CJEU ruling that is expected in 2023. At the date of the consolidated annual accounts, it is not possible to predict a reliable estimate of the potential impact for the Group if the CJEU assumed the opinion of the AG, since this would also depend on the criterion adopted by the national courts.
On 17 February 2023, the KNF has issued a statement in which upholds in full the opinion expressed by the Chairman of the KNF before the CJEU on 12 October 2022, disagreeing with the conclusions of the AG.

•Banco Santander Mexico. Dispute regarding a testamentary trust constituted in 1994 by Mr. Roberto Garza Sada in Banca Serfin (currently Santander Mexico) in favor of his four sons in which he affected shares of Alfa, S.A.B. de C.V. (respectively, "Alfa" and the "Trust"). During 1999, Mr. Roberto Garza Sada instructed Santander México in its capacity as trustee to transfer 36,700,000 shares from the Trust's assets to his sons and daughters and himself. These instructions were ratified in 2004 by Mr. Roberto Garza Sada before a Notary Public.
Mr. Roberto Garza Sada passed away on 14 August 2010 and subsequently, in 2012, his daughters filed a complaint against Santander Mexico alleging it had been negligent in its trustee role. The lawsuit was dismissed at first instance in April 2017 and on appeal in 2018. In May 2018, the plaintiffs filed an appeal (recurso de amparo) before the First Collegiate Court of the Fourth Circuit based in Nuevo León, which ruled in favor of the plaintiffs on 7 May 2021, annulling the 2018 appeal judgment and condemning Santander Mexico to the petitions claimed, consisting of the recovery of the amount of 36,700,000 Alfa shares, together with dividends, interest and damages.
Santander Mexico has filed various constitutional review and appeals against the recurso de amparo referred to above, which have been dismissed by the Supreme Court of Justice of the Nation. As of this date, an amparo review filed by the Bank is pending to be resolved in the Collegiate Courts in the State of Nuevo León, thus the judgment is not final. On 29 June 2022, Santander México, within the framework of the amparo review filed by the Bank, requested the First Collegiate Court in Civil Matters of the Fourth Circuit of Nuevo León the recusal of two of the three Magistrates who rendered against Santander Mexico, which has been resolved in favour of Santander Mexico. Plaintiffs have requested the recusal of the third Magistrate who ruled with a dissenting vote against the recurso de amparo referred above.
Santander México believes that the actions taken should prevail and reverse the decision against it. The impact of a potential unfavorable resolution for Santander México will be determined in a subsequent proceeding and will also depend on the additional actions that Santander México may take in its defense, so it is not possible to determine it at this time. At the current stage of the proceedings, the provisions recorded are considered to be sufficient to cover the risks deriving from this claim.
•URO Property Holdings, SOCIMI SA: on 16 February 2022, legal proceedings were commenced in the Commercial Court of London against Uro Property Holdings SOCIMI SA (“Uro”), a subsidiary of Banco Santander, S.A., by BNP Paribas Trust Corporation UK Limited (“BNP”) in its capacity as trustee on behalf of certain bondholders and beneficiaries of security rights. The litigation concerns certain terms of a financing granted to Uro which was supported by a bond issue in 2015. The claimant seeks a declaration by the Court and a monetary award against Uro, in connection with an additional premium above the nominal value of the financing repayment as a consequence of Uro having lost its status as SOCIMI (Sociedad Anónima Cotizada de Inversión Inmobiliaria), such loss causing the prepayment of the bond issue and, in the opinion of the claimant BNP, also the obligation to pay the additional premium by Uro. Uro denies being liable to pay that additional premium and filed its defense statement and announced a counterclaim against the claimant. The trial hearing has not been scheduled yet. Furthermore, Uro filed a summary judgement application for BNP's claim to be dismissed before trial. The Commercial Court dismissed the application and Uro is seeking permission to appeal this decision. It is estimated that the maximum loss associated with this possible contingency, amounts to approximately EUR 250 million.
Banco Santander and the other Group companies are subject to claims and, therefore, are party to certain legal proceedings incidental to the normal course of their business including those in connection with lending activities, relationships with employees and other commercial or tax matters additional to those referred to here.With the information available to it, the Group considers that, at 31 December 2022, it had reliably estimated the obligations associated with each proceeding and had recognized, where necessary, sufficient provisions to cover reasonably any liabilities that may arise as a result of these tax and legal risks. Disputes in which provisions have been registered but are not disclosed is justified on the basis that it would be prejudicial to the proper defense of the Group. Subject to the qualifications made, it also believes that any liability arising from such claims and proceedings will not have, overall, a material adverse effect on the Group’s business, financial position, or results of operations